Exhibit 4.14

Confidential

THE SYMBOL "[****]" DENOTES PLACES WHERE PORTIONS OF THIS DOCUMENT HAVE BEEN OMIITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Change Order 7 to Clinical Services Agreement

Client’s study drug RHB-104

This Change Order 7 (“Change Order”) to the Clinical Services Agreement signed 15 June 2011 (“Clinical Services Agreement”),  is by and among:

(1)    RedHill Biopharma Ltd., having its principal place of business at 21 Ha’arba’a St., Tel Aviv 64739, Israel (hereafter “SPONSOR”);

(2)    7810962 Canada Inc., a Canadian corporation, having its principal office at 5320 13th Avenue, Montreal, Quebec, H1X 2X8, Canada (hereinafter "MANAGER")

WHEREAS, “SPONSOR” mandated "MANAGER" to enter into a subcontract with inVentiv Health Clinical to act as a CRO for its Study (as defined in the Clinical Services Agreement);

Is hereby made effective as of October 7, 2016 (“Effective Date”) and the parties hereby agree as follows:

1.    Change Order 7 to Clinical Services Agreement.

This Change Order constitutes an amendment to the Clinical Services Agreement pursuant to section [****] therein.  As such, this Change Order is subject in all respects to the terms and provisions of the Clinical Services Agreement.

2.    Scope of Work

In addition to the Services to be provided in the above-referenced Clinical Services Agreement,  Manager will cause inVentiv Health Clinical to perform additional Services for Client’s study drug RHB-104, in accordance with the Summary of Changes attached hereto and incorporated herein as Exhibit A.

3.    Compensation

Under this Change Order,  inVentiv Health Clinical’s Professional Fees have increased by the amount of USD  $[****][****] and pass-through expenses have increased by the amount of USD $[****]. The total costs of the Clinical Services Agreement have increased to USD $[****].

Confidential

Payment due to inVentiv Health Clinical for the Services provided under this Change Order shall be made pursuant to the Clinical Services Agreement and the revised unit Payment Schedule attached hereto and incorporated herein as Exhibit B.

4.    Project Period

The term of this Change Order shall commence on the date of its execution and shall continue until the Services as described in the Clinical Services Agreement are completed, unless this Change Order or corresponding Clinical Services Agreement are terminated early in accordance with the Clinical Services Agreement.

In the event that the Study is completed in advance of the timelines set forth in this Agreement as amended and in the event that sites are closed or put on administrative hold due to inactivity and the amount of sites is reduced (along with other management activities driven by the number of sites), the parties will engage in good faith discussions to determine whether there were any costs incurred for which Manager was compensated in advance requiring a reimbursement from Manager to Client.

By their signatures below, the parties hereto agree to the terms of this Change Order and represent that they are authorized to enter into this Change Order on behalf of their respective companies.

ACCEPTED AND AGREED TO:

RedHill Biopharma Ltd		For 7810962 Canada

/s/ Micha Ben Chorin	/s/ Dror Ben-Asher	/s/ Alain Guimond
Name: Micha Ben Chorin	Dror Ben-Asher	Name: Alain Guimond
Title: CFO	CEO	Title: VP of Research and Development

Date: November 16, 2016		Date: 11-Nov-2016

Confidential

Exhibit A Summary of Changes

Study Assumption Changes

Changes to the parameters and assumptions for the study are defined below. Unless otherwise noted, activities will be performed according to the original contract.

Change Order 7 for 7810962 Canada Inc.  /Red Hill Biopharma Ltd.

Overview of major level changes

Study Timelines increased with LPI on [****][****]
Monthly InForm Data Transfers to BioForum through to [****]
DSMB Member Replacement and Contract Revisions
Data Management, Medical Monitoring, and Pharmacovigilance for [****] sites in [****]
CDAI eCRF revisions and Report Generation
Addition of [****] North American Sites
Adding Vendors Bioforum and MWB Consulting
DCRA Program Start-up and Conference Calls through to [****]
CRA Vendor Teleconferences with CSSi, Quest, iCardiac, Spectrum, IWRS, & ALGO,
Investigator Contract Amendments for PKs, PI and site name changes, extended patient safety follow-up
SAE increase from [****] to [****]
Israeli Site Transfer to Cato_Israel
Study Coordinator Turnover - InForm Set-Up
Pre DDW NA Investigator Meeting
Protocol Amendment #9
F2F Sponsor Meetings 10-11SEP2015, 25-26Feb2016
Oracle Vendor Contract Extension to [****] [****]
Sponsor Audit
Advertising Initiatives with Study Kik, CSSi Retention Materials, Quebec Recruitment Materials
Investigator Brochures and Confirmation Letters
DSUR listing - [****] updates
Vendor Management - Spectrum IP replacement and Quest lab manual follow-up
Increase Clinical and Data Managers to [****]from [****]
Increase CMPL to [****]from [****]

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Category	Current Contract	CO7	Rationale for change
Study Start- Up period	[****] months + [****] month [****]	[****]months + [****]month [****]	Investigator Recruitment extended to [****]as per client
Enrolment period	[****] months	[****]	Recruitment extended to [****]as per client
Stats Timeline	[****] weeks	[****] weeks	no change
# of countries	[****]	[****]	Addition of [****]
# of sites	[****]	[****]	Per client add [****]NA sites and [****]sites in [****]. [****]sites for Data Management, Medical Monitoring, and Pharmacovigilance. [****]sites for iVH clinical to open and [****] to maintain open
# Subjects Randomized	[****]	[****]	Per client request
# of subjects for DM, MM & PVG	[****]	[****]	No change
# of CRF pages/book	[****]	[****]	eCRF pages added and revised as per client direction
# of unique CRF pages	[****]	[****]	eCRF pages added and revised as per client direction
# of PSVs	[****]	[****]	Additional sites, therefore additional PSVs,
# of SIVs	[****]	[****]	Added [****] sites to NA
# of RMVs	[****]	[****]	Removed [****]RMVs for Israeli sites
# of COVs	[****]	[****]	Removed [****]COVs for Israel; Added [****]sites to NA
# of internal meetings	[****]	[****]	Increased timelines lead to increased number of internal meetings.
# of client telecons	[****]	[****]

Increased timelines lead to increased number of client teleconferences.  Also includes teleconferences for 1:1 calls between iVH Sr. Director & RHB Product Manager; weekly Touch Base calls; DCRA calls with RHB, Vendor teleconferences.  Please see details in Professional Fees table.

Client Meetings	[****]	[****]	North American CRA Meeting in Montreal on [****]September 2015; PM-Sr. Director Meeting on 25 February 2016; CRA Meeting on 26 February 2016
Investigator Meeting	[****]	[****]	Investigator Meeting on 21 May 2016
# of vendors	[****]	[****]	iCardiac, Quest, AST, CDEIS central reader, EDC, DSMB (5 DSMB members considered equivalent to 1 vendor); Novotech, CATO, Bioforum, MWB
# of edit checks	[****]	[****]	eCRF pages added and revised as per client direction requires more edit check
# of imports	[****]	[****] [****]	Increased timelines mean there are increased monthly imports
# of SAEs	[****]	[****]	Timeline extension means more SAEs. Currently [****]SAEs to date
# of SAE Narratives	[****]	[****]	Timeline extension means more SAEs. Currently [****]SAEs to date
IVRS	Not Included	Not Included
eCRF Changes	Included for Protocol Amendment 8	Requested by sponsor for CDAI and Study Medication eCRFs	Please see Professional Fees table
Clinical and Data Manager Allocation	[****] FTE	[****] FTE	Manager at [****]for 2013 and then at [****]FTE for 2014 and 2015. Remainder of the study at [****]FTE
CMPL Allocation	[****] FTE	[****] FTE	CMPL at [****]FTE for 2014 and 2015. Remainder of the study at [****]FTE

1.1	Revised Costs

Costs for this study are presented below in two categories, pass-through costs and professional fees.

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1.1.1   Pass-Through Costs

Pass-through costs are in US dollars and include those expenses listed below. inVentiv Health Clinical will invoice Client for actual costs in these areas, it being understood that any pass-through costs in excess of the amounts set out below will require the Client’s prior written approval. inVentiv Health Clinical will use its best efforts to keep actual costs to reasonable levels through adherence to inVentiv Health Clinical’s travel policy and prudent negotiation with outside providers. Pass-through costs are presented in the table below:

Task	Current (USD)	Change Order #7	Assumption Changes influencing the change in the budget	Additional comments
Site Visit Travel	$[****] [****]	$[****] [****]	No change
Investigators' Meeting Organization	$[****]	$[****]	No change
Kick-off Meeting Travel/Attendance	$[****]	$[****]	No change
Shipping/Photocopying	$[****]	$[****]	No change
Translation	$[****]	$[****]	No change
Regulatory Fees	$[****]	$[****]	No change
Ethics Committee Fees	$[****]	$[****]	No change
EDC Studies/3G Cards	$[****]	$[****]	No change
DSMB member fees	$[****]	$[****]	Increased DSMB member hourly rate to $[****] from $[****]
EDC Fees (Oracle)	$[****]	$[****]	No change
CRA Face to Face Meeting Travel expenses	$[****]	$[****]	No change
Pass Through Costs	$[****]	$[****]

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1.1.2   Investigator Grants Costs

Investigator Grants	Current (USD)	Change Order #7	Assumption Changes influencing the change in the budget	Additional Comments
	$[****]	$[****]	No Change	Estimate only. Will be paid based on actual costs as approved by the Client.

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1.1.3   Professional Fees

Based on the parameters and assumptions outlined in the original proposal, inVentiv Health Clinical fees are categorised by major activity in the table below and in USD:

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Pre-study Activities
Case Report Form Preparation/Review	$[****]	$[****]	Updated the CDAI eCRF and added diary eCRF page

Manager (DM) (NA) [****]hours at [****][****]

Manager (DM) (NA) [****] hours at [****]

Manager (DM) (NA) [****] hours at [****]

Data Analyst (API[****]hrs @ [****]

Data Analyst (API) [****]  hrs @ [****]

Manager  (PM) (NA) [****]hr @[****]

Manager (DM) NA - [****] hrs @[****]

Data Management Plan Preparation/Review	$[****]	$[****]	Changes to the eCRF as above and at least yearly updates for 2016, 2017, and 2018

Manager (DM & PM) (NA) [****] hours for [****]

Manager (DM & PM) (NA) [****] hours for [****]

Manager (DM & PM)(NA) [****]hours for [****]

Manager (DM & PM) (NA[****] hours for [****]

Manager (DSPM) NA [****] hours @ [****]

Manager (DM) (NA) - [****][****]hour @ [****]

DM Manager (NA) = [****] hrs @ [****]

Manager (NA) (DSPM) - [****] hr @ [****]

Manager (NA) (PM) [****][****]hr @ [****]

Informed Consent Preparation/Review	$[****]	$[****]	Started up [****] additional sites in NA and Israel and Protocol v9 will require updated site consents.

Regulatory Associate II (NA) [****]hrs at [****]

Regulatory Associate II (NA)10 hours at [****]

GSSU Mgr (NA)= [****] hrs @ [****] for Master ICF and country-specific consents for USA, Canada, Attention to local site ICF review as needed

Manager (NA)(PM[****]hrs  @ [****]

GSSU SS Specialist = [****] hrs @ [****] for [****][****] ICFs

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Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
IRB/Ethics Committee Interactions	$[****]	$[****] [****]

Added [****]

sites in NA and [****] sites in Israel; Protocol v9 will require updated site consent; Annual and other periodic reviews in 2016, 2017, 2018; Submissions for Investigator Brochures in 2016, 2017, 2018 and protocol clarification letters dated [****]; DSURs in 2016, 2017, 2018.

[****] hrs for Regulatory Associate II (GSSU Specialist) (API) for work in [****]at [****]

[****] hrs for Regulatory Associate II (GSSU Specialist)  at [****] ([****] hrs/site for [****] sites added in 2015)

Regulatory Associate II (GSSU Specialist)(NA) [****]hrs at [****],

Regulatory Associate II (GSSU Specialist)(NA) [****]hrs  at [****]

Regulatory Associate II (GSSU Specialist)(NA) [****][****]hrs at [****]

Regulatory Associate II (GSSU Specialist) 6 hrs at [****] for  ([****] new sites added in 2015)

Regulatory Associate II (GSSU Specialist) [****]hrs at [****] for [****] new sites in 2016

GSSU SS specialist (NA) = [****] hrs @ [****]; averages two hours/site for [****][****] sites

Regulatory Associate (NA) [****] hrs @ [****]

Regulatory Associate II (API) - [****] hrs @ [****]

Regulatory Associate II (NA) - [****][****] hrs @ [****]

Regulatory Associate II (NA) - [****] hrs @ [****]

Safety Associate I (NA) [****] hrs @ [****]

Safety Associate I (NA) [****] hrs @ [****]

Safety Associate I (NA) [****] hrs @ [****]

Investigators' Meetings	$[****]	$[****]	Pre DDW NA Investigator Meeting on [****]May2016

Sr. CRAs (NA) - [****] hrs @ [****] (Non- DCRAs) - travel

CMPL (LCRA) (NA)- [****] hrs  @ [****] - travel

Manager (NA)(PM[****]hrs @ [****] - travel

Manager (NA) (DM) - [****] hrs @ [****] – travel

Sr. CRAs (NA) - [****] hrs @ [****] (Non- DCRAs) attendance  and prep

CMPL (LCRA) (NA)- [****]hrs  @ [****] attendance  and prep

Manager (NA)(PM) [****]hrs @ [****] attendance  and prep

Manager (NA) (DM) - [****] hrs @ [****] attendance  and prep

Investigator Site Contract	$[****] [****]	$[****]

Additional contracts for [****]more NA sites; Investigator contract amendments for PI turnover, site name changes, PI safety follow-up, CDAI rework, and patient imbursement for PK samples; Protocol v9 changes will require site contract amendments.

Sr. Contract Associate (NA) [****] - [****] hrs (3 site contracts)

Sr. Contract Associate (NA) [****]   [****] hrs (10 contracts)

Sr. Grant & Contract Associate (NA) [****] hours ([****]contract amendments at [****] hrs each) at [****]

Manager (PM) (NA) [****][****]hrs@ [****]

Paralegal (NA) [****] hrs @ [****]

Sr. Grants and Contracts Associate (NA) [****] hours @ [****]

Paralegal (NA) [****) hour @ [****]

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Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments

Paralegal (NA)  [****][****]hrs @ [****]

Sr. Grants Associate (NA) [****] hours @ [****]

Sr.Grants & Contract Associate (NA) - [****] hrs @ [****]

Sr. Grants & Contract Associate (NA)  [****] hrs @ [****]

Sr. Contracts Associate (NA) = [****] hours @ [****] averages [****]hours/ contract for [****][****] contracts and includes tracking; filing; updating the Grants Profiles

Manager, Clinical Research [****]hours @ [****]

Sr. Grants Associate (NA) [****][****] hrs  @ [****] ([****] hr/site)

Contracts Associate (NA) [****] hr @ [****]

Paralegal (NA) - [****][****]hr @ [****]

Manager (NA[****][****]hr @ [****]

Sr. Grant & Contracts Associate (NA) - [****] hrs @ [****]

Paralegal (NA) - v hr @ [****]

Project Manager (NA) [****][****][****]hrs @ [****]

Investigator Recruitment	$[****]	$[****]	Outreach to [****] sites in NA in 2014 and 2015.	Manager (PM) (NA) [****] hrs at [****] Manager (PM) (NA) [****] hrs at [****]
Project Feasibility	$[****]	$[****]	No change	No change
Project Plan Preparation/Review	$[****]	$[****]	Project plans yearly updates for 2016, 2017, 2018 and review by the team.

Sr. CRA (NA) [****] hr at [****]

Sr. CRA (NA) [****] hr at [****]

Sr. CRA (NA) [****] hr at [****]

CRA I (NA) [****] hr at [****]

CRA I (NA) [****] hr at [****]

CRA I (NA) [****] hr at [****]

Manager (PM) (NA) - [****]hrs at [****]

Manager (PM) (NA) [****]hrs at [****]

Manager (PM) (NA) [****][****] hrs at [****]

CMPL (LCRA) (NA) [****] hrs at [****]

CMPL (LCRA) (NA)  [****]hrs at [****]

CMPL (LCRA) (NA)  [****]hrs at [****]

Safety Associate (NA) [****]hrs at [****]

Safety Associate (NA) [****]hrs at [****]

Safety Associate (NA) [****]hrs at [****]

Sr. Medical Director (NA) [****] hours at [****]

Sr. Medical Director (NA) [****] hours at [****]

Sr. Medical Director (NA) [****] hours at [****]

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Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Protocol Preparation/Review	$[****]	$[****] [****][****]	Protocol v9 will need input from the Project Manager and Medical Director, with team review of the finalized version

Data Analyst (API) [****] hr @ [****]

Sr. Data Analyst (API) [****] hr @ [****]

Manager (DM) (NA) [****] hours @ [****]

Manager (DSPM) (NA) [****] hours @ [****]

Manager (PM) (NA) -[****]hours @ [****]

Medical Director (NA) [****] hrs @ [****]

Medical Director (WE) [****] hrs @ [****]

CMPL (LCRA) (NA) [****][****][****]hours @ [****]

Sr. CRA (NA) [****] hrs @ [****]

CRA I (NA) 2 hrs @ [****]

Sr Regulatory Associate (NA) [****] hr @ [****]

Reg Affairs Associate (NA) [****] hr @ [****]

Director Reg Affairs (NA) [****] hr @ [****]

Safety Associate (NA) [****] hr  @ [****]

Principal Statistician (NA) [****] hr @ [****]

Principal Statistician (API) [****] hr @ [****]

Randomization Schedule Preparation	$[****]	$[****]	No change	No change
Study-Specific Form Preparation	$[****]	$[****]	Preparation and revision of the CDAI calculation tool	Manager (PM) (NA) [****],[****][****]hours Manager (PM) (NA) [****],[****]hours
Training - Project-Specific	$[****]	$[****]

CDAI Training to sites; non-dCRAs, and CRO teams; Study Rationale Presentation Training for non-dCRAs and attendance by CMPL and PM; Study training by CMPL, Medical Director, and PM for CRA hired in 2015 specially for the dCRA program; F2F training session at InSymbiosis office   for CRA I on 26Feb2016; Training for Protocol v9

DM Manager (NA) [****] hours @ [****]  (7 1-hr sessions ([****] CRA Sessions (NA, Novotech, Cato) + [****] Site Sessions) + [****]hr prep)

Sr. CRA NA - [****] hours @ [****] (Attend 1-hr session X [****] CRAs);

Manager (PM) (NA) [****]hours @ [****] ([****] hr prep, [****] X [****]-hr sessions, [****] hrs follow-up)

CMPL (LCRA) (NA)- [****]hours @ [****]([****] hrs presentation and [****] hrs prep) Training CRAs and Site Teleconferences

Sr. CRA (API) [****] hrs @ [****]

Manager (PM) (NA) [****]hrs @ [****]

CMPL (LCRA (NA) [****]hr hrs  @ [****]

Sr. CRA (NA) [****]hrs @ [****]

CMPL (LCRA (NA[****][****]hours @ [****]

PM (NA) [****]hours @ [****]

Medical Director (WE) [****] hours @ [****]

[****]hrs Manager (PM) (NA) @ [****]

[****] hrs CMPL (LCRA) (NA) @[****]

[****] hrs CRA I (NA) @ [****]

[****] hrs Sr. CRA (NA) @ [****]

[****]hrs Manager (NA)(DM) @ [****]

PM (NA) [****] hrs @ [****]

CRA I (NA) [****] hrs @ [****]

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Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Translations	$[****]	$[****]	Protocol v9 Consent translation	Manager (NA) (PM) [****] hr @ [****]
PROMIS/CTMS	$[****]	$[****]	Increase in project timelines increases the time for Clinical Trial Management Systems oversight by Data Management	Manager DM (NA) - [****] [****] hrs Manager DM (NA) - [****] [****] hrs Manager DM (NA) - [****] [****] hrs Manager DM (NA) - [****] [****][****] hrs
Monitoring/Site Management
Data Clean-up	$[****]	$[****]	Increased the number of eCRF pages from [****]to [****]by adding more unique pages and randomizing [****]subjects for iVH to [****]from [****]. Extensive clean-up of reworked CDAI entries;	Sr. CRA (NA) - [****] [****] hrs Sr. CRA (NA) - [****] - [****] hrs Sr. CRA (NA) [****] - [****][****] hrs; CRA I (NA) [****] - [****] hrs CRA I (NA) [****] - [****] hrs CRA I (NA) [****] - [****] hrs
Investigator Grant Administration	$[****]	$[****]

Removal of [****]payments to Israeli PIs from current agreement amount of [****]=  [****][****]. Added Investigator grant payments in 2016, 2017, and 2018 and adding 14 more sites in NA for total of [****]payments; Also includes processing [****]retroactive patient PK stipends; and CDAI rework.

Sr. CRA, API - [****] Subtract ([****]) hrs

Sr. CRA, API - [****] Subtract ([****]) hrs

Sr. CRA, API - [****] Subtract ([****]) hrs

Technical Assistant, API - [****] Subtract ([****]) hrs

Technical Assistant, API - [****] Subtract ([****]

) hrs

Technical Assistant, API - [****] Subtract ([****][****]) hrs

Manager (Investigator Grants) (NA) [****]

hrs at [****]

Manager (Investigator Grants) (NA) [****]

hrs at [****]

Manager (Investigator Grants) (NA) [****]

hrs at [****]

Sr Grant &Contracts Associate (NA) [****]

hrs at [****]

Sr Grant &Contracts Associate (NA) [****]

hrs at [****]

Sr Grant &Contracts Associate (NA) [****]

hrs at [****]

Grant &Contracts Associate II (NA) [****]

hrs at [****]

Grant &Contracts Associate II (NA) [****] hrs at [****]

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Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments

Grant &Contracts Associate II (NA) [****] hrs at [****]

Grant &Contracts Associate I (NA) [****] hrs at [****]

Grant &Contracts Associate I (NA) [****] hrs at [****]

Grant &Contracts Associate I (NA) [****] hrs at [****]

Technical Assistant  (Investigator Grants) (NA) [****] hrs at [****]

Technical Assistant (Investigator Grants) (NA) [****][****] hrs at [****]

Technical Assistant (Investigator Grants) (NA) [****][****][****] hrs at [****]

Manager (PM) (NA) [****] hrs at [****]

Manager (PM) (NA) [****][****] hrs at [****]

Manager (PM) (NA) [****] hrs at [****]

Sr. Grants Associate (NA) - [****] hours at [****]

Sr. Grants Associate (NA) [****] hrs @ [****]

Manager (Grants) (NA) [****] hrs @ [****]

Manager (PM) (NA)  [****] hrs @ [****]

Laboratory Report Review	$[****][****]	$[****]	Review of laboratory results for an additional [****] years	Medical Monitor (WE) [****] hrs at [****] Medical Monitor (WE) [****][****] hrs at [****] Medical Monitor (WE) [****][****] hrs at [****]
Serious/Significant Adverse Event Management	$[****]	$[****][****]	Increase from [****]to [****]SAEs over the course of the study. The number of SAEs increases with increased study duration.

Sr. Medical Director (NA) [****][****][****] hrs

Sr. Medical Director (NA)  [****][****] hrs

Sr. Medical Director (NA) [****][****] hrs

Sr. Medical Director (NA) [****][****] hrs

Manager (PV)  (NA) [****] hrs @ [****]

Manager (PV) (NA) [****] hrs @ [****]

Manager (PV) (NA) [****][****] hrs@ [****]

Manager (PV) (NA) [****][****] hrs @ [****]

Manager (PM) (NA) [****][****] hrs

Manager (PM) (NA) [****]    [****][****] hrs

Manager (PM) (NA) [****][****] hrs

Manager (PM) (NA) [****][****] hrs

Safety Associate II (NA) [****][****] hrs

Safety Associate II (NA)  [****]  [****] hrs

Safety Associate II (NA)  [****]  [****] hrs

Safety Associate II (NA) [****][****] hrs

Sr. CRA(NA) [****][****] hrs (Reflects Non-DCRAs)

Sr. CRA(NA) [****][****] hrs (Reflects Non-DCRAs)

Sr. CRA(NA) [****][****] hrs (Reflects Non-DCRAs)

Sr. CRA(NA) [****][****][****] hrs

Technical Assistant (NA) [****] [****] hrs

Technical Assistant (NA) [****] [****] hrs

Technical Assistant (NA) [****] [****] hrs

Technical Assistant (NA) [****] [****] hrs

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Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Site Management	$[****]	$[****][****]

Site management in previous contract expired [****]. The number of site management months has increased from [****]in previous contract to [****]in CO7 with a revised completion date of [****]based on database lock of [****]. This is based on [****] sites for iVH clinical over the [****]period.

Sr. Med Director (APA) [****], [****][****] sites for [****]wks. - [****]hours

Sr. Med Director (APA) [****] - [****] sites for 12.69 wks. - [****]hrs

CRA I (NA) [****][****] hrs  @ [****]

CRA I (NA)  [****] hrs @ [****]

CRA I (NA) [****] hrs @ [****]

Sr. CRA (NA) = [****] sites for 46 hrs @ [****]

Sr. CRA (NA) =  [****]hrs @ [****]

Sr. CRA (NA)  [****] hrs @[****]

Sr. CRA (NA) = [****] hrs @ [****]

CMPL (LCRA) (NA) - [****]hrs @ [****]

CMPL (LCRA) (NA) - [****][****]hrs @ [****]

CMPL (LCRA) - [****]hrs @ [****]

CMPL (LCRA) - [****]hrs @ [****]

Sr. Med Director (NA) [****]hrs @ [****]

Sr. Med Director (NA) [****]hrs @ [****]

Sr. Med Director (NA) [****]hrs @ [****]

Sr. Med Director (NA) [****]hrs @ [****]

Manager (PM) (NA)  [****]hrs @ [****]

Manager (PM) (NA) [****]hrs @ [****]

Manager (PM) (NA) [****]hrs @ [****]

Manager (PM)(NA) [****]hrs @ [****]

Technical Assistant (NA) - [****]- [****] sites for [****]wks-[****] hrs;

Technical Assistant (NA) - [****]-[****] sites for [****][****] wks. [****]  hrs;

Technical Assistant (NA) - [****]-[****] sites for [****][****] wks. [****] hrs;

Technical Assistant (NA) - [****]-[****] sites for [****] wks. [****][****]hrs;

Sr. Med Director (WE) [****]hrs at [****]

Sr. Med Director (WE) [****][****]hrs at [****]

Sr. Med Director (WE) [****]hrs at [****]

Sr. Med Director (WE) [****]hrs at [****]

Remote Monitoring of Site Data	$[****]	$[****]

The number of remote monitoring weeks increased from [**** to [****)   by extending the study. Remote monitoring is [****][****] hrs/subject/ week. iVH will reconcile at the end of the study for subject weeks actually used

Remote Monitoring Sr. CRA (NA) = [****]hrs @ [****]

Remote Monitoring Sr. CRA (NA) = [****][****]hrs @ [****]

Remote Monitoring Sr. CRA (NA) = [****] hrs @ [****]

Remote Monitoring Sr. CRA (NA) [****] hrs @ [****]

Remote Monitoring CRA I (NA) [****]hrs @ [****]

Remote Monitoring CRA I (NA) [****]

hrs @ [****]

Remote Monitoring CRA I (NA) [****] hrs @ [****] ([****][****] hr/site/week)

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Site Visits - Pre-study Visits	$[****]	$[****]

Increased the number of PSVs from [****] to [****]

. Two PSVs were performed in 2015 and one PSV was performed in 2016 by non-dCRAs. dCRAs will perform additional PSVs if required in 2016. Unused visits will be credited to the client at the end of patient enrolment

Sr. CRA NA [****] hrs @ [****] Sr. CRA NA [****] hours @ [****]
Site Visits - Initiation Visits	$[****]	$[****]	Increased the number of SIVs from [****] to [****]. Non-dCRA would perform [****] SIVs. dCRAs would perform [****] SIVs. Unused visits will be credited to the client at the end of patient enrolment	Sr. CRA (NA) [****] hrs @ [****] ( Non-DCRA)
Site Visits - Routine Visits conducted on site	$[****]	$[****]	Removed [****] visits for the Sr. CRA API and SDV CDAI Worksheet revisions for Sr. CRAs X2 and CRA I. Total RMVs tor NA = [****].

Sr. CRA, API - [****]  Subtract ([****][****]) hrs

Sr. CRA, API -[****] Subtract ([****]) hrs

Sr. CRA, API - [****] Subtract ([****]) hrs

Sr. CRA (NA) [****] hours @ [****]

CRA I (NA) [****] hours @ [****]

CMPL (LCRA) (NA) [****] hrs @[****] CDAI Diary review and worksheet revisions

Site Visits - Routine Visits conducted on site – Dedicated NA CRA Program-3 CRAs	$[****]	$[****]	No change	No change
Site Visits - Routine Visits conducted on site-Dedicated NA CRA Program-1 CRA	$[****]	$[****]	Dedicated NA CRA Program	No change
Site Visits - Close-out Visits at each site at Study End	$[****]	$[****]

Removed [****] close-out visits for Sr. CRA in Israel. Adding [****]more NA sites increases the number of close-out visits from [****]to [****]. Unused visits will be credited to the client at the end of the study.

Remove [****]visits for API CRA Subtract ([****] hrs) @ [****] Add [****]NA sites at [****]s - RS CRA (NA) - [****] - [****] hrs – Initiated sites increased from [****]to [****]
Study Master File/Project File Set-up and Maintenance	$[****]	$[****]

Study Master File/Project File Set-up and Maintenance in previous contract expired [****]. The number of Study Master File/Project File Set-up and Maintenance months has increased from [****] in previous contract to [****]

Sr. CRA (NA)  [****] hrs @ [****]

Sr. CRA (NA)  [****][****] hrs @ [****]

Sr. CRA (NA)  [****] hrs @ [****]

Sr. CRA (NA)  [****][****] hrs @ [****]

CRA I (NA) [****][****]  hrs @ [****]

CRA I (NA) [****] hrs @ [****]

CRA I (NA) [****] hrs @ [****]

CMPL (LCRA) [****][****] hrs @ [****]

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments

in CO7 with a revised completion date of [****]based on database lock of [****]. Also includes filing documents for additional IRB submissions and approvals, site correspondence, acknowledgement forms for [****]additional NA sites, Protocol v9, Investigator Brochures, patient recruitment materials, protocol clarification letters, and investigator turnover documents.

CMPL (LCRA) [****] hrs @ [****]

CMPL (LCRA)  [****][****] hrs @ [****]

CMPL (LCRA) [****] hrs @ [****]

Manager (PM) (NA) [****] hrs @ [****]

Manager (PM) (NA) [****] hrs @ [****]

Manager (PM) (NA) [****] hrs @ [****]

Manager (PM) (NA)  [****]hrs @ [****]

Regulatory Associate II (NA) [****]hrs @ [****]

Regulatory Associate II (NA) [****]  hrs @ [****] ([****] site start-up ( [****]hrs 2016) + IBv11 filing ([****]5hr in 2016)

Regulatory Associate II (NA) [****] hrs @ [****]  (IB v12)

Regulatory Associate II (NA) [****] hrs @ [****] (IB v13)

Technical Assistant (NA) [****] hrs @ [****]

Technical Assistant (NA) [****][****] hrs @ [****]

Technical Assistant (NA) [****][****] hrs @ [****]

Technical Assistant (NA) [****] hrs @ [****]

LCRA (NA) [****] hrs @ [****]

LCRA (NA) [****] hrs @ [****]

TA (NA) hours @ [****]

GSSU Specialist (NA) [****] hrs @ [****][****] hrs/site X [****]sites filing of submission forms; IRB protocol v9 approvals; approved Protocol v9 ICFs:

CMPL (LCRA) (NA) -  [****] hrs @ [****]

Patient/Site Recruitment	$[****]	$[****]	No change	No change
Client/CRO meeting	$[****]	$[****]	F2F meeting on 25Feb2016 to discuss CO 6.0 and CO 7.0 and meet new CRA I. F2F CRA meeting in Montreal on 10-11 Sep2015 for dCRA Program Kick-off

[****] hr PM (NA) @ [****]

 [****] hrs Sr. Director (NA) @ [****]

[****] hrs PM (NA) @ [****]

[****] Sr. Director (NA) @ [****]

 [****] hrs CRA I (NA) @ [****]

Sr. CRA (API) - [****] hrs @ [****]

Sr. CRA (NA) - [****] hrs @ [****] for [****]CRAs in Sep2015.

CRA II (NA) - [****][****]hrs @ [****]

CMPL (LCRA) (NA) - [****] hrs @ [****]

Manager (PM) (NA) [****] hrs @ [****]

Sponsor Audit	[****]	$[****]	RHB contracted with 3rd party to audit to investigator sites	Lead CRA (NA) [****][****] hrs Manager,(PM) (NA) - [****][****] hrs Sr. CRA (NA)- [****] [****][****] hrs
Regulatory
Regulatory Documentation Preparation/Review	$[****] [****]	$[****]	Four new site start-ups in Israel and [****] site start-ups in NA in 2015. [****] NA site start-ups in 2016.	Add [****]hrs for Regulatory Associate II (API) (GSSU Specialist) for [****] more site start-ups @ [****]

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments

Unused site start-ups will be credited to the client at the end of recruitment. Also includes submission of one updated Investigator Brochure/year in 2016, 2017, 2018. Also includes submission of Protocol v9 to central and local NA IRBs.  Also includes updated documents for PI turnover such as IRB notification, FDA Form 1[****]2, Financial Disclosure, clinicaltrial.gov consents, etc.

Regulatory Associate II (NA) [****] hrs @ [****]   ([****] hrs for [****] site start-up in 2012; )

Regulatory Associate II (NA) [****] hrs @ [****]; ([****] hrs ([****] site startups in 2013 + [****] hrs IBv[****] docs) )

Regulatory Associate II (NA) [****] hours @ [****]for IBv12

Regulatory Associate II (NA) [****] hrs @  [****] for IBv13

LCRA (NA) [****] hours @ [****]

Regulatory Associate II (NA) [****] hrs @ [****] for Protocol v9

Investigator Brochure Prep/Rev	[****]	$[****]	Medical Director review of two Investigator Brochures released in 2014; one Investigator Brochures release in each of 2015, 2016

Sr. Medical Director (NA) = [****] hours @[****]

Sr. Medical Director (WE) = [****] hours @ [****]

Sr. Medical Director (NA) = [****] hours @ [****]

Sr. Medical Director (WE) = [****] hours @[****]

Medical Director (APA) = [****] hrs @ [****]

Sr. Medical Director (NA) = [****] hours @ [****]

Sr. Medical Director (WE) = [****] hours @ [****]

Medical Director (APA) = [****] hrs @ [****]

Project Management /Project Tracking
Financial Project Management	$[****]	$[****]

Financial Project Management in previous contract expired [****]. The number of Financial Project Management months has increased from [****][****] in previous contract to [****][****]  in CO7 with a revised completion date of [****]based on the CSR finalized by [****]

Manager (NA) (PM) [****] hrs at [****]

Manager (NA) (PM) [****][****] hrs at [****];

Manager (NA) (PM) [****] hrs at [****];

Manager (NA) (PM) [****] hrs at [****];

Project Budget Analyst (NA) [****] hrs at [****]

Project Budget Analyst (NA) [****] hrs at [****]

Project Budget Analyst (NA) [****] hrs at [****]

Project Budget Analyst (NA) [****] hrs at [****]

Director (DM) (NA) - [****] - [****] hrs

Director (DM) (NA) - [****] - [****][****] hrs

Director (DM) (NA) - [****] - [****][****] hrs

Director (DM) (NA) - [****] - [****][****] hrs

Manager (DSPM) (NA) - [****]  - [****] hrs

Manager (DSPM) (NA) - [****]  - [****][****] hrs

Manager (DSPM) (NA) - [****]  - [****][****] hrs

Manager (DSPM) (NA) - [****]  - [****][****] hrs

Director (Biostats) (NA) - [****] - [****] hrs

Director (Biostats) (NA) - [****] - [****] hrs

Director (Biostats) (NA) - [****] - [****] hrs

Director (Biostats) (NA) - [****] - [****] hrs

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Project Management	$ [****]	$[****]

Project Management in previous contract expired [****]. The number of Project Management months has increased from [****][****]in previous contract to [****][****]in CO7 with a revised completion date of [****]based on the CSR finalized by [****].  Also includes oversight for the CDAI listing and CDAI eCRF pages updates; oversight for the central lab results integration into the eCRF; oversight for the DSUR; updating the Oracle agreements to provide the InForm database platform

Sr. Med Director (NA) [****] - [****] hrs

Sr. Med Director (NA) [****] - [****] hrs

Sr. Med Director (NA) [****] - [****] hrs

Sr. Med Director (NA) [****] - [****] hrs

Sr. Director (NA) [****] - [****][****][****] hrs

Sr. Director (NA) [****] - [****]hrs

Sr. Director (NA) [****] - [****] hrs

Manager (PM) (NA) -  [****][****] hrs

Manager (PM) (NA) -  [****]  [****] hrs

Manager (PM) (NA) -  [****] [****] hrs

Manager (PM) (NA) -  [****][****] hrs

CMPL (LCRA) (NA) -  [****] [****][****] hrs

CMPL (LCRA) (NA) -  [****] –[****] hrs

CMPL (LCRA) (NA) -  [****] -[****] hrs

CMPL (LCRA) (NA) -  [****] -[****]hrs

Director (DM) (NA) - [****]    [****] hrs

Director (DM) (NA) - [****] - [****][****] hrs

Director (DM) (NA) - [****] - [****][****] hrs

Director (DM) (NA) - [****] - [****] hrs

Managers X 2 (DSPM and DM) (NA) - [****] for [****] hrs

Managers X 2 (DSPM and DM) (NA) - [****] for [****] hrs

Managers X 2 (DSPM and DM) (NA) - [****] for [****] hrs

Managers X 2 (DSPM and DM) (NA) - [****] for [****] hrs

Principal Statistician (NA) - [****]  [****] hrs

Principal Statistician (NA) - [****]  [****][****] hrs

Principal Statistician (NA) - [****]  [****][****] hrs

Principal Statistician (NA) - [****]  [****][****] hrs

Manager (DSPM) = [****][****] hr @ [****]

Manager (NA) (DSPM II) [****] hr @ [****]

Manager (NA) (DSPM) = [****]hr @ [****]

Manager (NA) (PM)  [****] hrs @ [****]

CMPL (NA) - [****][****] hrs @ [****]

Manager  (PM) (NA) [****] hrs @ [****]

Manager, Medical Coding  (NA) = [****] hrs @ [****]

Manager (DSPM)(NA) = [****] hrs @ [****]

GSSU Specialist (NA) = [****] hr @ [****] ([****] hr/ site X [****] sites

Manager (NA)(PM) [****][****] hrs @ [****]

Manager (NA) (DSPM) = [****] hrs @ [****]

Manager (NA) (DM) = [****] hrs  @ [****]

Manager (DSPM) (NA) = [****] hr @ [****]

Project Tracking / Communications	$[****]	$[****]	Project Tracking /Communications in previous contract expired [****]. The	Sr. Data Analyst (API) - [****] for [****] hrs Sr. Data Analyst (API) - [****] for [****] hrs Sr. Data Analyst (API) - [****] for [****] hrs

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
number of Project Tracking /Communications months has increased from [****] in previous contract to [****] in CO7 with a revised completion date of [****]based on the CSR finalized by [****]

Sr. Data Analyst (API) -  [****] for [****][****][****] hrs

Database Programmer (API) - [****] for [****] hrs

Database Programmer (API) -  [****] for [****] hrs

Database Programmer (API) - [****]  for [****] hrs

Database Programmer (API) - [****] for [****][****] hrs

Manager (NA) (PM) [****] hrs at [****]

Manager (NA) (PM) [****][****] hrs at [****]

Manager (NA) (PM) [****] hrs at [****]

Manager (NA) (PM) [****] hrs at [****]

Technical Assistant (NA) - [****]

Technical Assistant (NA) - [****] hrs @[****]

Technical Assistant (NA) - [****]  hrs @[****]

Technical Assistant (NA) - [****] hrs @[****]

CRA I (NA) [****] sites for [****] wks.; [****]hrs @ [****]

CRA I (NA) [****] hrs @ [****]

CRA I (NA) [****] sites for [****] wks. in 2015;[****]hrs @ [****]

CMPL (LCRA) (NA) [****] hrs at [****]

CMPL (LCRA)  (NA) [****] hrs at [****]

CMPL (LCRA) (NA) [****] hrs at [****]

CMPL (LCRA) (NA) .[****] hrs at [****]

Sr. CRA (NA) [****] sites for [****][****] wks.; [****]hrs  @ [****];

Sr. CRA (NA) [****] hrs @ [****]

Sr. CRA (NA)   [****] hrs @ [****]

Sr. CRA (NA)  [****] hrs @ [****]

Manager (DSPM) (NA) [****] hrs @ [****]

Manager (DSPM) (NA) [****] hrs @  [****]

Manager (DSPM) (NA) [****][****] hrs @  [****]

Manager (DSPM) (NA) [****] hrs @  [****]

CMPL (LCRA) (NA) [****] hrs @ [****]

CMPL (LCRA) (NA) [****][****] hrs @ [****]

[****][****] hrs PM (NA) @ [****]

[****] hrs  CMPL (LCRA) (NA) @ [****]

[****] hrs Regulatory Associate II (NA) @ [****]

CMPL (LCRA) (NA) - [****] hrs @ [****]

Vendor Management	$[****]	$[****]

Vendor Management in previous contract expired [****]. The number of Vendor Management months has increased from [****] in previous contract to [****] in CO7 with a revised completion date of [****].  Includes [****]a month InForm Data Transfers to BioForum from [****]to

Manager (PM) (NA) [****] hrs at  [****]

Manager (PM) (NA) [****] hrs at  [****]

Manager (PM) (NA) [****] hrs at  [****]

Manager (PM )(NA) [****] hrs at  [****]

Manager (DM) (NA)= [****] hr @ [****]

Manager (DM) (NA)= [****] hr @ [****]

Manager (DM) (NA)= [****] hr @ [****]

Manager (PM ) (NA) [****] hours @ [****]  ([****][****] hrs per replacement site X[****] and end RRD; [****] min/ amendment X [****] )

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments

[****]; Replacement of [****]DSMB members requiring contracts and one contract amendment:; Print orders for hard-copy documents related to Protocol v9 revisions: CRA and CMPL site follow-up on behalf of the vendors in December 2014/January 2015 for study medication replacement and receipt of the updated laboratory manual and supplies.

Manager (PM ) (NA)  [****][****] hours @ [****] ([****]and end [****] agreement)

Paralegal (NA) [****] hours @ [****] (end RRD, [****] new agreements, [****] amendments)

Paralegal (NA) [****] hours @ [****]

Sr. Grants & Contract Associate [****] hours @ [****]

Sr. Grants & Contract Associate [****] hours @ [****]

TA (NA) [****] hrs @ [****]

TA (NA) [****] hrs @ [****]

TA (NA) [****] hrs @ [****]

TA (NA) [****] hrs @ [****]

Manager, (PM) (NA) [****] hours @ [****]

Manager, (PM) (NA) [****]hours @ [****]

Manager, (PM) (NA) [****][****]hours @ [****]

Manager, (PM) (NA) [****]hours @ [****]

Manager, DM (NA) - [****]hours @ [****]

Manager, DM (NA) - [****][****]hours @ [****]

Manager, DM (NA) - [****] hours @ [****]

[****] hours PM NA @ [****] - Obtaining quotes to print of hard copy protocols, mini-protocols, IWRS Manuals Protocol v9, mini-protocols, received by sites

Sr CRA (API)  hours ([****] hr for IP replacement @ [****]

Sr CRA (API)  hours ([****] hr for IP contingency replacement @ [****]

Sr CRA (NA) [****] hours ([****] hrs for IP replacement @ [****]

Sr CRA (NA) [****] hour IP contingency at [****]

CMPL (LCRA) (NA) [****] hrs ([****] hrs for lab manual and replacement kits FUP & [****] Hours  for IP replacement @ [****]

CMPL (LCRA) (NA) [****] hr for IP contingency replacement @ [****]

Manager (PM) (NA) [****] hours @[****]

Manager (PM) (NA) [****][****] hours @[****]

Data Management
Database Archiving	$[****]	$[****]	No change	No change
Data Cleanup (DM)	$[****]	$[****]

Increased the number of total eCRF pages from[****] to [****]by increasing the number of unique pages from [****]to [****]. Also includes extensive clean-up of reworked CDAI entries related to new eCRF CDAI pages;

Sr. Database Programmer (API) -  [****] for [****] hrs

Sr. Database Programmer (API) -  [****] for [****] hrs

Sr. Database Programmer (API) - [****] -  [****] hrs

Manager DM (NA) - [****] - [****] hrs

Manager DM (NA) - [****] - [****] hrs

Manager DM (NA) - [****] - [****] hrs

Sr. Database Programmer -  [****] - [****] hrs

Sr. Database Programmer - [****]- [****] hrs

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Sr. Database Programmer - [****] - [****] hrs Data Analyst (API) [****] hrs @ [****] Data Analyst (API) [****] hrs @ [****] Data Analyst (API) [****][****] hrs @ [****]
Data Management: Database Quality Control Inspection	$[****]	$[****]	Revisions to the CDAI eCRF and addition of new eCRF, increasing the number of pages from [****]to [****][****]in 2015 required QC.	Data Analyst (API) [****] hrs @ [****]
Database Design	$[****]	$[****]

Adding [****]NA and [****] [****]sites. Unused site additions to the database will be credited to the client at the end of recruitment. Updating the CDAI eCRF and adding another eCRF page. Israeli Site Transfer to Cato-Israel. Study site updates for Study Coordinator turnover in 2014, 2015, 2016, 2017, and 2018. Programming updates for central lab results integration into the database for CDAI calculations in 2016, 2017, & 2018. Annual reviews by Data Manager and Database Programmer

Sr. Database Programmer (API) - [****] hours at [****]

Sr. Database Programmer (API) - [****] hours for [****]

Sr. Database Programmer (API) - [****] hours for [****]

Sr. Database Programmer (NA) [****] hrs to add [****] NA sites at [****]

DM Manager (NA) [****] hours at [****]

DM Manager (NA) [****] hours at [****]

DM Manager (NA) [****] hours at [****]

Sr. Database Programmer (API) [****] hours @ [****]

Manager (DM) - [****] hour @ [****]

Database Programmer API - [****] hours @ [****]

Sr. D/B Programmer (NA) [****] hrs - Unique Pages @ [****]

Sr. D/B Programmer  (NA)- [****] hrs @ [****]

Sr. Database Programmer (API) - [****] hrs @ [****]

Manager (DM)(NA)- [****][****] hour @ [****]

Sr. DB Programmer (API)- [****] hrs @ [****]

Sr. DB Programmer (API)- [****] hrs @ [****]

Sr. DB Programmer (API)- [****] hrs @ [****]

Sr. DB Programmer (API)- [****] hrs @ [****]

Sr. DB Programmer (API)- [****] hrs @ [****]

CMPL (LCRA) (NA) [****] hrs @ [****]

CMPL (LCRA) (NA) [****][****] hrs @ [****]

CMPL (LCRA) (NA) [****] hrs @ [****]

CMPL (LCRA) (NA) [****] hrs @ [****]

CMPL (LCRA) (NA) [****] hrs @ [****]

Manager (DM) = [****] hrs @ [****]

Manager (DM) = [****] hrs @ [****]

Manager (DM) = [****] hrs @ [****]

Sr DB Programmer (API) [****][****] hrs @ [****]

Sr DB Programmer (API) .[****] hrs @ [****]

Sr DB Programmer (API) [****] hrs @ [****]

Dictionary Coding	$[****] [****]	$[****]	Increased number of terms from [****] to [****][****]	Sr Medical Director [****] hrs at [****] Sr Medical Director [****] hrs at [****] Sr Medical Director [****] hrs at [****]

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments

Manager, DM (NA) - [****][****] hrs

Manager, DM (NA) - [****]  [****]  hrs

Manager, DM (NA) - [****][****] hrs

Sr. Database Programmer (API) [****] hrs @ [****]

Sr. Database Programmer (API) [****] hrs @ [****]

Sr. Database Programmer (API)  [****] hrs @ [****]

Sr. Data Analyst (API) - [****][****] hrs;

Sr. Data Analyst (API) [****][****] hrs

Sr. Data Analyst (API) [****][****] hrs

Sr. Database Programmer (API) [****] hrs @ [****]

Sr. Database Programmer (API) [****] hrs @ [****]

Sr. Database Programmer (API)  [****][****] hrs @ [****]

Manager, Medical Coding (NA) [****] hours @ [****]

Manager, Medical Coding  (NA) [****] hours @ [****]

Manager, Medical Coding  (NA) [****] hours @ [****]

D/B Programmer (NA) - [****]  [****] hrs

D/B Programmer (NA) [****],[****][****] hrs

Sr. Medical Coding Specialist (NA) - [****], [****] hrs

Sr. Medical Coding Specialist (NA) [****], [****] hrs

Sr. Medical Coding Specialist (NA)  [****],[****][****] hrs

Edit Check Programming	$[****]	$[****]	Edit checks to generate CDAI listings; for updates to the CDAI eCRF page and additional page; and integration of central lab data to the clinical database

Manager (NA) DM = [****] hr @ [****]

Sr Database Programmer (NA)  [****] hrs @ [****]

Sr Database Programmer (NA) [****] hrs @ [****]

Sr. Data Analyst (API) - [****][****] hrs

Sr. Data Analyst (API) - [****] - [****] hrs

Database Programmer API - [****] hours @[****]

Sr. D/B Programmer (NA) - [****] hours @ [****]

Sr. D/B Programmer (NA) - [****][****] hours @ [****]

Principal Statistician (NA) - [****] hours @ [****]

Principal Statistician (NA) - [****] hours @ [****]

Manager, (PM) (NA) [****] hours @ [****]

Manager, (PM) (NA) [****] hours @ [****]

Lead Statistical Programmer (NA) [****] hrs @[****]

DM Stats Programmer, (NA)  [****] hrs  @[****]

Lead Statistical Programmer (NA( = [****] hrs @ [****]

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments

Principal Stats programmer (NA) = [****] hrs @ [****]

Principal Stats programmer (NA) = [****]hrs @ [****]

Principal Stats programmer (NA) = [****]hrs @ [****]

Lead Stats programmer (NA) [****] hrs @ [****]

Lead Stats programmer (NA) [****] hrs @ [****]

Lead Stats programmer (NA) [****] hrs @ [****]

Principal Statistical Programmer  (NA) = [****] hrs @ [****]

Manager-DM  (NA) = [****] hrs @ [****]

Electronic Data Import	$[****]	$[****]	Increasing the length of the study will increase the number of monthly imports from vendors	Sr Database Programmer (API) [****] hrs at [****] Sr Data Analyst (API) [****] hrs at [****]
Case Report Form Data/Document Transfers	$[****]	$[****]	No change
Statistical Analysis and Table Generation
Electronic Data Transfer	$[****]	$[****]	Database transfers to Bioforum from [****]to [****], occurring [****]a month; [****] transfers in total and includes the test transfer in [****]

Sr Data Programmer (NA) [****] hrs @ [****]

Sr Data Programmer (NA) [****] hrs @ [****]

Sr Data Programmer (NA) [****] hrs @ [****]

Sr Med Coding Specialist (NA) [****] hrs @ [****]

Sr Med Coding Specialist (NA) [****] hrs @ [****]

Manager (PM) (NA) [****] hr @ [****]

Manager (PM) (NA) [****][****] hr @ [****]

Manager (PM) (NA) [****] hr @ [****]

Interim Analysis/Report Preparation and Review	$[****]	$[****]	No change	Pending finalized Protocol v9
Statistical Analysis Plan Preparation/Review	$[****]	$[****]	No change	Pending finalized Protocol v9
Table Generation	$[****]	$[****]	No change	Pending finalized Protocol v9
Table/Listings Review	$[****]	$[****]	No change	Pending finalized Protocol v9
Clinical Study Report
Clinical Study Report Preparation/Review	$[****]	$[****]	Increased timelines increase the possibility for more SAEs from [****]to [****]. Medical Writing will need to prepare [****]more narratives.	Director (NA), Pharmacovigilance - [****] hrs @ [****] Safety Associate II - [****] hrs @ [****] Medical Writer II (NA) - [****] hrs @ [****] Manager, Medical Writing (NA) - [****] hrs @ [****]

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Team Meetings
Project Team Meetings - Internal Meetings	$ [****]	$[****]	Protocol v9 and increased timelines lead to increases in the number of meetings from [****]to [****]

Sr. Medical Director (APA) [****][****] hrs at [****]

Sr. Grant & Contracts Associate  (NA) [****] hrs @ [****]

Manager (NA)(PM)  [****] hrs @ [****]

Sr. Medical Director (NA) [****] hrs @ [****]

Sr. Medical Director (NA) [****] hrs @ [****]

Sr. Medical Director (NA) [****] hrs @ [****]

Sr. Medical Director (NA) [****] hrs @ [****]

Sr. Director (NA)[****] hrs @ [****]

Sr. Director (NA)[****] hrs @ [****]

Sr. Director (NA)[****] hrs @ [****]

Sr. Director (NA)[****] hrs @ [****]

Manager(NA)(PM) [****] hrs @ [****]

Manager(NA)(PM) [****][****] hrs @ [****]

Manager(NA)(PM) [****] hrs @ [****]

Manager(NA)(PM) [****] hrs @ [****]

CMPL (LCRA) (NA) [****] hrs @ [****]

CMPL (LCRA) (NA) [****] hrs @ [****]

CMPL (LCRA) (NA) [****] hrs @ [****]

CMPL (LCRA) (NA) [****][****] hrs @ [****]

SR.CRA (NA) [****] hrs @ [****]

SR.CRA (NA) [****] hrs @ [****]

SR.CRA (NA)  [****] hrs @ [****]

SR.CRA (NA) [****][****] hrs @ [****]

CRA II (NA) [****] hrs @ [****]

CRA I (NA) [****] hrs @ [****]

CRA I (NA) [****] hrs @ [****]

CRA I (NA) [****] hrs @ [****]

TA (NA) [****] hrs @ [****]

TA (NA) [****] hrs @ [****]

TA (NA) [****] hrs @ [****]

TA (NA) [****] hrs @ [****]

Sr. Medical Director (WE) [****] hrs @ [****]

Sr. Medical Director (WE) [****] hrs @ [****]

Sr. Medical Director (WE) [****] hrs @ [****]

Sr. Medical Director (WE) [****] hrs @ [****]

GSSU Manager (NA) [****] hrs @ [****]

Manager (NA) PM [****][****] hrs @ [****]s

Manager (NA)(DM) [****]hrs @ [****]

Manager (NA)(DSPM) [****] hrs @ [****]

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments
Project Team Meetings - Client Teleconferences	$[****]	$[****]

Protocol v9, dCRA teleconferences,  CRA –Vendor teleconferences; CRO and site training teleconferences, monthly Medical Monitor teleconferences; Patrick and Randy’s (iVH Sr. Director) Weekly conference calls;  DSUR conference calls; Bioforum conference calls, and increased timelines lead to increases in the number of meetings from [****]to [****] ([****]client teleconferences completed as of 21Aug2016)

[****] hrs for Medical Director (NA) @ [****]

[****] hrs Manager (N/A) (PM) @ [****]

[****] hrs Manager (NA) (DSPM & DM) @ [****]

[****] hrs LCRA (NA) @ [****]

[****]

hrs Sr. Director (NA)(Weekly team call and Thursday call with RHB) @ [****]

[****] hrs for TA (NA) @ [****]

[****]

[****]hrs Regulatory Associate (NA) @ [****]

[****] hrs Safety Associate (NA) @ [****]

Sr. Medical Director (NA) [****] hrs@ [****]

Sr. Medical Director (NA) [****] hrs@ [****]

Sr. Medical Director (NA) [****] hrs@ [****]

[****]

hrs Manager (N/A) (PM) @ [****]

[****] hrs Manager (N/A) (PM) @ [****]

[****]

hrs Manager (N/A) (PM) @ [****]

CMPL (LCRA)(NA) [****] hrs@ [****]

CMPL (LCRA)(NA) [****] hrs@ [****]

CMPL (LCRA)(NA) [****] hrs@ [****]

 [****]

hrs Sr. Director (NA) (Weekly team call and Thursday call with RHB) @ [****]

 [****]

hrs Sr. Director (NA) (Weekly team call and Thursday call with RHB) @ [****]

 [****]

hrs Sr. Director (NA) (Weekly team call and Thursday call with RHB) @ [****]

 [****]

[****]hrs TA (NA) @ [****]

[****]

[****]hrs TA (NA) @ [****]

[****]

[****]hrs TA (NA) @ [****]

[****]

hrs Regulatory Director (NA) @[****]

[****]

hrs Regulatory Director (NA) @[****]

[****]

hrs Regulatory Director (NA) @[****]

[****]

hrs Regulatory Associate (NA) @ [****]

[****]

hrs Regulatory Associate (NA) @ [****]

[****]

hrs Regulatory Associate (NA) @ [****]

[****]

hrs Safety Associate (NA) @ [****]

[****]

hrs Safety Associate (NA) @ [****]

[****]

hrs Safety Associate (NA) @ [****]

Sr Medical Director (WE) [****] hrs @ [****]

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Task	Current (US Dollars)	Change Order 7	Assumption Changes influencing the change in the budget	Additional comments

Sr Medical Director (WE) [****]

hrs @ [****]

Sr Medical Director (WE) [****]

hrs @ [****]

Sr Medical Director (WE) [****]

hrs @ [****]

Manager (PM) (NA) [****]

hr @ [****]

Manager (PM) (NA) [****] hr @ [****]

Manager (PM) (NA) [****] hr @ [****]

TA (NA) [****]

hrs @ [****]

TA (NA) [****] hrs @ [****]

TA (NA) [****] hrs @ [****]

Sr. Safety Associate (NA) [****] hrs @ [****]

Sr. Safety Associate (NA) [****] hrs @ [****]

Sr. Safety Associate (NA) [****] hrs @ [****]

CMPL (LCRA) (NA) [****]hours @ [****]

Sr. CRAs (NA) [****] hours @ [****]

Sr. CRA (API) - [****] hrs @ [****]

Manager (PM) (NA) [****] hours @ [****]

(CMPL) LCRA (NA) [****] hours @ [****]

Sr. CRA (NA) [****]hrs @ [****]

Manager  (PM)(NA) [****] hrs @[****]

CMPL (LCRA) (NA) [****] hrs @[****] (DCRA calls)

CMPL (LCRA) (NA) [****] hrs @ [****](DCRA calls)

CMPL (LCRA) (NA) [****] hrs@ [****]

CMPL (LCRA (NA) [****] hrs @ [****]

Manager (PM) (NA) [****] hrs@ [****]

Manager (PM) (NA) [****] hrs @ [****]

Project Team Meetings - Kick-off Meeting	$[****]	$[****]	No change	No change
Total Direct Costs	$[****]	[****]

Total Costs

Total Costs($)
Category	Current Contract (USD)	Change in Scope #7 (USD)	Revised Total (USD)
Pass-Through Costs	$[****]	$[****]	$[****]
Investigator Grants Costs	$[****]	$[****]	$[****]
Professional Fees	$[****]	$[****]	$[****]
Fee Discount	($v)	$[****]	($[****])
Revised Professional Fees	$[****]	$[****]	$[****]
DCRA Overpayment Credit	$[****]	($[****])	($[****])
Grand Total	$[****]	$[****] [****]	$[****]

11ISB001

7810962 Canada Inc., /RedHill Biopharma Ltd.

07 November 2016

Confidential

Exhibit B Payment Schedule

7810962 Canada Inc. (11ISB001)

Milestone	Original Agreement	CO#2 with Discount	CO#3 with Discount	CO#4 with Discount	CO#5	CO#6	CO#6.1	CO#7	Total (USD) with Discount	Invoice #	Invoice Amount	Paid Amount
Upon Execution of Contract	250,249								250,249	11ISB001-001	250,249	250,249
Upon Execution of CO#3			904,042						904,042	11ISB001-064	904,042	904,042
Upon Execution of CO#4				119,480					119,480	11ISB001-065	119,480	119,480
Upon Execution of CO#5					349,419				349,419	0030018998	349,419	349,419
Upon Execution of CO#6						424,093			424,093	0030025408	424,093	424,093
Upon Execution of CO#7								2,205,858	2,205,858	0030028750	1,000,000	1,000,000
Completion of Investigator Meeting									0
50% of Site Initiation Visits completed									0
Last Site Initiation Visits completed									0
Database Release (eCRF release) to Production									0
First Patient In US Trial	250,249	-250,249							0
First Patient In European Trial	250,249	-250,249							0
Last Patient In US Trial	344,865	-344,865							0
Last Patient In European Trial	344,865	-344,865							0
First Patient In		421,712							421,712	11ISB001-034/11	421,712	421,712
Last Patient in		576,327	300,000						876,327	0030022105	876,327	876,327
	1,440,477	-192,189	1,204,042	119,480	349,419	424,093	0	2,205,858	5,551,180

26-week Subject Treatment Period Ends:									0
DBL for all patients completing 26-weeks completed		412,620	280,000						692,620
Study Unblinded after analysis of efficacy part completed									0
Delivery of Draft Tables, Listings and Graphs									0
Delivery of Final Tables, Listings and Graphs									0
Delivery of Final 26 CSR US Trial	750,746	-750,746							0
Delivery of Final 26 CSR European Trial	750,746	-750,746							0
	1,501,492	-1,088,872	280,000						692,620
52-week Subject Treatment Period ends:									0
DBL for all patients completed		232,364	200,000						432,364
Delivery of Draft Tables, Listings and Graphs									0
Delivery of Final Tables, Listings and Graphs									0
Delivery of Final 52 CSR US Trial	261,441	-261,441							0
Delivery of Final 52 CSR European Trial	261,442	-261,441							1
Delivery of Final CSR		124,981							124,981
Database Lock									0
Delivery of Draft CRF US Trial	261,432	0							261,432	11ISB001-023	261,432	261,432
Delivery of Draft CRF European Trial	261,432	-261,432							0
	1,045,747	-426,969	200,000	0	0	0	0	0	818,778
Total Milestones	3,987,716	-1,708,030	1,684,042	119,480	349,419	424,093	0	2,205,858	7,062,578		4,606,754	4,606,754

Confidential

Quarterly Project Management Fee (10 Quarters starting June 16, 2011, ending December 15, 2013: 183,590 USD per quarter) Only Invoiced for 7 quarters	1,835,894	-598,157							1,237,737	See below	1,237,737	1,237,737
Monthly Fees for Hold Period: (9 Monthlies starting April 2012, ending December 2012: 15,000 USD per month) Only Invoiced for 6 months		90,000							90,000	11ISB001-017	90,000	90,000
Quarterly Project Management Fee: (8 Quarterly Payments starting January 2014: $173,477.50 USD per quarter) Only invoiced for 4 quarters		1,387,820	-693,909						693,911	See below	693,911	693,911
Quarterly Project Management Fee: (4 Quarterly Payments starting January 2015: $244,147.50 USD per quarter)			976,590						976,590	See below	976,590	976,590
Quarterly Project Management Fee: (8 Quarterly Payments starting January 2017: $295,633.24 USD per quarter)[2]								2,365,066	2,365,066
Monthly Site Management Fee: ($910.35 USD per active site month starting November 2016 through September 2018; estimated 1049 active site months3)								954,957	954,957
Quarterly Fees for Dedicated CRA Program (4 Quarters Starting July 2016: $141,364.29 USD per quarter)						565,457			565,457	See below	342,714	342,714
Quarterly Fees for Dedicated CRA Program (3 Quarters Starting July 2016: $59,985 USD per quarter)							179,955		179,955	See below	59,985	59,985

Credit for double payment of DCRA time								-113,582	-113,582

Total Milestone Payments[1]	5,823,610	-828,367	1,966,723	119,480	349,419	989,550	179,955	5,412,299	14,012,669		7,947,705	7,947,705

1 - Professional fees are net of the 5% discount applied to Original Agreement and CO#1-#4

2 - Quarterly Project Management Fees will be invoiced at the beginning of each quarter

3 - Site Management fee will vary from month to month as it is based on the number of sites active for the month.

Quarterly Payments
3rd Quarter 2011	11ISB001-002	183,590.00	183,590
4th Quarter 2011	11ISB001-006	183,590.00	183,590
1st Quarter 2012	11ISB001-008	183,590.00	183,590
1st Quarter 2012(Reconciled for Amendment #1)	11ISB001-017 &	(47,393.00)	(47,393)
1st Quarter 2013	11ISB001-022	183,590.00	183,590
2nd Quarter 2013	11ISB001-027	183,590.00	183,590
3rd Quarter 2013	11ISB001-032	183,590.00	183,590
4th Quarter 2013	11ISB001-032	183,590.00	183,590
1st Quarter 2014	11ISB001-042	173,477.50	173,478
2nd Quarter 2014	11ISB001-045	173,477.50	173,478
3rd Quarter 2014	11ISB001-053	173,477.50	173,478
4th Quarter 2014	11ISB001-058	173,478.00	173,478
1st Quarter 2015	11ISB001-064	244,147.50	244,148
2nd Quarter 2015	0030014002	244,147.50	244,148
3rd Quarter 2015	0030017725	244,147.50	244,148
4th Quarter 2015	0030017726	244,147.50	244,148
2nd Quarter 2016	0030025949	201,349.29	201,349
2nd Quarter 2016	0030026160	141,364.29	141,364
3rd Quarter 2016	0030027609	59,985.00	59,985
4th Quarter 2016
1st Quarter 2017

Confidential

Pass Through Costs:

(a)        CO#2:  Twenty percent (20%) of the average estimated expenses as set forth in the Expenses Estimate (exclusive of funds for investigator grants), totaling $

[****]

, will be due and payable upon execution of this Agreement. Prepayment for Out of Pocket Expenses (to be drawn down once paid and replenished once 75% depleted).  This process to continue until the end of the study.

(b)        CO#3:  Twenty percent (20%) of the average estimated expenses as set forth in the Expenses Estimate (exclusive of funds for investigator grants), totaling $

[****]

, will be due and payable upon execution of this Agreement. Prepayment for Out of Pocket Expenses (to be drawn down once paid and replenished once 75% depleted).  This process to continue until the end of the study.

(c)        CO#4:  This is a one-time payment of $

[****]

 (exclusive of funds for investigator grants), that will be due and payable upon execution of this Agreement.

(d)        CO#5:  This is a one-time payment of $

[****]

 (exclusive of funds for investigator grants), that will be due and payable upon execution of this Agreement.

(e)        CO#6:  This is a quarterly payment of $

[****]

[****]for (4) Quarters beginning with 1st payment invoiced on or after [****].  First payment invoiced on [****].

(f)        CO#6.1:  This is a quarterly payment of $

[****]

for (3) Quarters beginning with 1st payment invoiced on or after [****]or upon execution of this Agreement if the executed date is later than [****]

(f) CO#7:  This is a one-time payment of $

[****]

(exclusive of funds for investigator grants), that will be due and payable upon execution of this Agreement.

(g)        Actual pass-through expenses, as provided in the expenses estimate, will be billed as incurred by inVentiv Health Clinical

(g)        Any unused funds will be returned within ninety (

[****)) days from the date of the final reconciliation

Investigator Grants:

(a)        Twenty percent (20%) of the estimated total of the grant payments of the study, totaling $

[****]

, will be invoiced upon commencement of services. Prepayment for Investigator Grants (to be drawn down once paid and replenished once 75% depleted).  This process to continue until the end of the study.

(b)        inVentiv Health Clinical will submit invoices in advance for estimated amounts to be paid to investigators during the next quarter to ensure that adequate funds are available to pay investigator grants

Confidential

(c)        inVentiv Health Clinical will not make payments to investigators without having sufficient funds available in advance.

(d)        Any unused funds will be returned within ninety (90) days from the date of the final reconciliation

4.                  Payment Conditions:

(a)        For all Services, pass through expenses and investigator grants invoiced, payments are due net thirty (30) days from invoice date as set forth in Terms, Item 2 of the Clinical Services Agreement.  In the event of a dispute, all undisputed portions of the invoice(s) are due within the above stated terms

(b)        Payments shall be made in the currency identified above and shall be made free of any applicable local withholding taxes, charges or remittance fees.  Invoices will be inclusive of applicable taxes as determined by local laws and regulations

(c)        inVentiv Health Clinical reserves the right to charge interest against any unpaid overdue balance at the rate of one and a half percent (1.5%) per month

(d)        All services and pass-through payments should be sent via wire or ACH